EXHIBIT 99.3

STOCK EXCHANGE AGREEMENT

This Agreement dated as of the 11th day of January, 2006, by and among Lounsberry Holdings I, Inc., a Delaware corporation having its offices at 12020 Sunrise Valley Drive, Suite 100, Reston, Virginia 20191 (the “Issuer”), and the individuals named on Schedule I to this Agreement (collectively, the “Stockholders” and each, individually, a “Stockholder”).

W I T N E S S E T H:

WHEREAS, the Stockholders are the holders of all of the issued and outstanding capital stock (the “Acquisition Shares”) of CNS Acquisition Corp., a Virginia corporation (“Acquisition Company”); and

WHEREAS, the Stockholders, together with Barron Partners LP (“Barron”), are acquiring a controlling interest in the Issuer;

WHEREAS, pursuant to a separate preferred stock purchase agreement between the Issuer and Barron Partners is acquiring shares of preferred stock and warrant to purchase common stock, par value $.0001 per share (“Common Stock”); and

WHEREAS, the Issuer is willing to issue shares of Common Stock and warrants to the Stockholders in consideration for all of the issued and outstanding capital stock of Acquisition Corp.

NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

1.    Exchange of Shares.

(a)    Issuance of Securities by Issuer. On and subject to the conditions set forth in this Agreement, the Issuer will issue to Stockholders, in exchange for all of the Acquisition Shares, which represents all of the issued and outstanding capital stock of Acquisition Company, an aggregate of 285,000 shares (the “Shares”) of Common Stock and warrants (the “Warrants”) to purchase an aggregate of 1,140,000 shares of Common Stock at an exercise price of $.12 per share. The Warrants shall be in substantially the form of Exhibit A to this Agreement. The Shares and Warrants are referred to as the “Securities.” The Securities will be issued to the Stockholders in the amounts set forth after their respective names in Schedule I to this Agreement.

(b)    Transfer of Acquisition Shares by the Stockholders. On and subject to the conditions set forth in this Agreement, the Stockholders will transfer to the Issuer all of the Acquisition Shares in exchange for the Securities. Each Stockholder holds the number of Acquisition Shares set forth after his or her name in Schedule I to this Agreement.

(c)    Closing. The issuance of the Securities to the Stockholders and the transfer of the Acquisition Shares to the Issuer will take place at a closing (the “Closing”) to be held at the office of Esanu Katsky Korins & Siger, LLP, 605 Third Avenue, New York, New York 10158 as soon as possible after or contemporaneously with the satisfaction or waiver of all of the conditions to closing set forth in Section 4 of this Agreement.

(d)    Delivery of Securities. Prior to the Closing, the Stockholders will deliver to Esanu Katsky Korins & Siger, LLP, counsel for the Issuer, the certificates for, or other evidence of, ownership of the Acquisition Shares, for delivery to the Issuer upon the issuance by the Issuer of the Securities in the names of the Stockholders.

2.    Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Stockholders as follows:

(a)    General.

(i)    The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Issuer does not have any equity investment or other interest, direct or indirect, in, or any outstanding loans, advances or guarantees to or on behalf of, any domestic or foreign corporation, limited liability company, association, partnership, joint venture or other entity.

(ii)    Complete and correct copies of the Issuer’s certificate of incorporation and by-laws are available for review on the EDGAR system maintained by the U.S. Securities and Exchange Commission (the “Commission”).

(iii)    The Issuer has full power and authority to carry out the transactions provided for in this Agreement, and this Agreement constitutes the legal, valid and binding obligations of the Issuer, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws of general application affecting the enforcement of creditor’s rights and except that any remedies in the nature of equitable relief are in the discretion of the court. All necessary action required to be taken by the Issuer for the consummation of the transactions contemplated by this Agreement has been taken.

(iv)    The Shares, when issued pursuant to this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable. The issuance of the Securities to Stockholders is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption provided by Section 4(2) thereunder.

(v)    The Warrants, when issued pursuant to this Agreement will constitute the legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency and other laws of general application affecting the enforcement of creditor’s rights and except that any remedies in the nature of equitable relief are in the discretion of the court. The shares of Common Stock issuable upon exercise of the Warrants, when issued upon payment of the exercise price provided in the Warrants, will be duly and validly authorized and issued, fully paid and non-assessable.

(b)    SEC Documents. The Issuer is registered pursuant to Section 12 of the Exchange Act and it current with its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). None of the Issuer’s filings made pursuant to the Exchange Act (collectively, the “Issuer SEC Documents”) contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Issuer SEC Documents, as of their respective dates, complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and are available on the Commission’s EDGAR system.

3.    Representations and Warranties of Stockholders. Each Stockholder hereby severally represents, warrants, covenants and agrees as follows:

(a)    Such Stockholder understands that the offer and sale of the Securities is being made only by means of this Agreement and understands that the Company has not authorized the use of, and the Stockholder confirms that he or she is not relying upon, any other information, written or oral, other than material contained in this Agreement. Such Stockholder is aware that the purchase of the Securities involves a high degree of risk and that such Stockholder may sustain, and has the financial ability to sustain, the loss of his or her entire investment, understands that no assurance can be given that the Company will be profitable in the future, that there is no public market for the Common Stock, and the Issuer can give no assurance that there will ever be a public market for the Common Stock. Furthermore, in subscribing for the Securities, such Stockholder acknowledges it is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flow in making an investment in the Securities.

(b)    Such Stockholder severally represents to the Company that he or she is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act of 1933, as amended (the “Securities Act”) and it understands the meaning of the term “accredited investor.” The requirements for an accredited investor as set forth in Exhibit B. Such Stockholder further represents that he or she has such knowledge and experience in financial and business matters as to enable the Stockholder to understand the nature and extent of the risks involved in purchasing the Securities. Such Stockholder is fully aware that such investments can and sometimes do result in the loss of the entire investment. Such Stockholder has engaged his or her own counsel and accountants to the extent that the Stockholder deems it necessary.

(c)    All of the information provided by such Stockholder in his or her Confidential Questionnaire is true and correct in all material respects.

(d)    Such Stockholder is acquiring the Securities pursuant to this Agreement for his or her own account, for investment and not with a view to the sale or distribution thereof, for the Stockholder’s own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Securities; is aware that the Securities are restricted securities within the meaning of Rule 144 of the Commission under the Securities Act, and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees that the certificates for the Securities shall bear the Company’s standard investment legend. The Stockholder understands the meaning of these restrictions.

(e)    The Stockholder will not transfer any Securities except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(f)    Such Stockholder represents and warrants that no broker or finder was involved directly or indirectly in connection with his or her purchase of the Securities pursuant to this Agreement. Such Stockholder shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Stockholder’s warranty contained in this Paragraph 3(f).

(g)    Such Stockholder understands that he or she has no registration rights with respect to the Securities except as set forth in Exhibit C to this Agreement.

(h)    Such Stockholder represents and warrants that the address set forth on Schedule I to this Agreement is its true and correct address, and understands that the Company will rely on this representation in making filings under state securities or blue sky laws.

4.    Conditions to the Obligation of Stockholders and the Issuer. The obligations of Stockholders and the Issuer under this Agreement are subject to the completion of the sale of preferred stock and warrants to Barron Partners pursuant to an agreement between the Issuer and Barron Partners prior to or contemporaneously with the exchange contemplated by this Agreement.

5.    Miscellaneous.

(a)    This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b)    This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

(c)    This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(d)    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(e)    The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

(f)    If the Stockholder is a resident of a state set forth in Exhibit D to this Agreement or if the Stockholder negotiates the purchase of the Shares from or receives this Agreement while in Florida, the provisions of such Exhibit C relating to the Stockholder’s purchase of the Shares are incorporated as if set forth in full in this Agreement.

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

Very truly yours,

Paul B. Silverman

Tom Bednarek

Mahoney

Accepted this      day of January, 2006

LOUNSBERRY HOLDINGS I, INC.

By:

Paul B. Silverman, Chief Executive Officer

Schedule I

Address, Telecopier and Social Security No.	Name	Acquisition Shares	Shares	Warrant Shares
20908 Royal Villa Terrace, Sterling, Virginia 20165	Paul B. Silverman	720	267,750	624,750
	Tom Bednarek	200	91,800	214,200
	James F. Mahoney	80	22,950	53,550
Total		1,000	382,500	892,500

Exhibit B

Accredited investors

A Stockholder who meets any one of the following tests is an accredited investor:

(a)    The Stockholder is an individual who has a net worth, or joint net worth with the Stockholder’s spouse, of at least $1,000,000.

(b)    The Stockholder is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Stockholder’s spouse) for the past two years, and the Stockholder has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Stockholder’s spouse) for the current year.

(c)    The Stockholder is an officer or director of the Company.

(d)    The Stockholder is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(e)    The Stockholder is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

(f)    The Stockholder is an insurance company as defined in section 2(13) of the Securities Act.

(g)    The Stockholder is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

(h)    The Stockholder is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(i)    The Stockholder is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(j)    The Stockholder is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(k)    The Stockholder is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(l)    The Stockholder is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

(m)    The Stockholder is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

If an individual Stockholder qualifies as an accredited investor, such individual may purchase the Shares in the name of his or her individual retirement account (“IRA”).

B-1

Exhibit D

State Representations

The following provisions are an integral part of this Agreement if the Stockholder is a resident of the following state(s).

1.    Florida

If the Stockholder is a Florida resident or if the offer or sale occurs in Florida or if the Disclosure Material is delivered in Florida, the following shall apply:

Pursuant to Section 517.061(11)(a)(5) of the Florida Statutes, Florida Stockholders have a three day right to rescission. If a Florida resident has executed a subscription agreement, he or she may elect, within three business days after signing the subscription agreement, to withdraw from the subscription agreement and receive a full refund and return (without interest) of any money paid by him or her. A Florida resident’s withdrawal will be without any further liability to any person. To accomplish such withdrawal, a Florida resident need only send a letter or telegram to the issuer at 21634 Club Villa Terrace, Boca Raton, FL 33433, Attention of Mr. Lewis S. Schiller, President and CEO, indicating his or her intention to withdraw. Such letter or telegram must be sent and postmarked prior to the end of the aforementioned third business day. If a Florida resident sends a letter, it is prudent to sent it by certified mail, return receipt requested, to insure that it is received and also to evidence the time and date when it is mailed. Should a Florida resident make this request orally, he or she should ask for written confirmation that his or her request has been received.

2.    Pennsylvania

If the Stockholder is a Pennsylvania resident, the following shall apply:

Each person who accepts an offer to purchase securities exempted from registration by Section 203(d) of the Pennsylvania Securities Act of 1972, as amended, directly from the issuer or affiliate of the issuer, shall have the right to withdraw his or her acceptance without incurring any liability to the seller, underwriter (if any) or any other person within two business days from the date of receipt by the issuer of his or her written binding contract of purchase or, in the case of a transaction in which there is no binding contract of purchase, within two business days after he or she makes the initial payment for the securities being offered.

Each Pennsylvania subscriber is prohibited from selling his or her Shares for a period of twelve months from the date of his or her purchase.

D-1